NATIONSBANK OF DELAWARE, N.A
                            Transferor and Servicer

                                      and

                             THE BANK OF NEW YORK
                                    Trustee

                      on behalf of the Certificateholders
                        ______________________________

                           SERIES 1996-1 SUPPLEMENT
                           Dated as of June 11, 1996

                                      to

                    MASTER POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 1993

                        ______________________________

                                 $900,000,000

                     NATIONSBANK CREDIT CARD MASTER TRUST

                                 SERIES 1996-1


                    SERIES 1996-1 SUPPLEMENT, dated as of June 11, 1996 (this "Series Supplement"), between NATIONSBANK OF DELAWARE, N.A., a national banking association, as Transferor and Servicer, and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of New York (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), as trustee under the Master Pooling and Servicing Agreement, dated as of December 1, 1993 (the "Agreement").

                            PRELIMINARY STATEMENT

                    Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Floating Rate Asset Backed Certificates, Series 1996-1 and the Class B Floating Rate Asset Backed Certificates, Series 1996-1. In addition, there is hereby created a class of uncertificated interests in the Trust which shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Series Supplement and which shall be known as the "Collateral Indebtedness Interest, Series 1996-1"; provided, however that provisions of the Agreement relating to the registration, transfer, authentication, delivery, presentation, cancellation and surrender of Certificates shall not be applicable to the Collateral Indebtedness Interest, Series 1996-1 (the registration and transfer of interests in the Collateral Indebtedness Interest, Series 1996-1 being governed by the Loan Agreement). In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                    All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1996-1 Certificates and no other Series of Certificates issued by the Trust.

                    Section 1.   Designation.  The Certificates
          issued hereunder (including the Collateral Indebtedness
          Interest) shall be designated generally as the Series
          1996-1 Certificates.

                    Section 2. Definitions. The following words and phrases shall have the following meaning with respect to the Series 1996-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                    "Accumulation Commencement Due Period" shall mean the Due Period in which the Accumulation Period commences.

                    "Accumulation Period" shall mean the Class A
          Accumulation Period and the Class B Accumulation Period.

                    "Accumulation Period Factor" shall mean, for each Due Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 1996-1) which are not expected to be in their revolving periods during such Due Period and (c) the initial invested amounts of all other outstanding Series which are not allocating Excess Principal Collections to other Series and are in their revolving periods during such Due Period.

                    "Accumulation Period Length" shall have the meaning assigned such term in Section 4.17.

                    "Amortization Period" shall mean the
          Accumulation Period or the Early Amortization Period.

                    "Available Cash Collateral Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the principal amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date) and (b) the Required Cash Collateral Amount for such Distribution Date.

                    "Available Enhancement Amount" shall mean, with respect to any Distribution Date, the lesser of (a) an amount equal to the sum of the Available Cash Collateral Amount and the Collateral Indebtedness Amount and (b) the Required Enhancement Amount for such Distribution Date.

                    "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount for such Distribution Date.

                    "Base Rate" shall mean, with respect to any Due Period, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to Monthly Interest with respect to the related Distribution Date and the denominator of which is the Investor Amount as of the last day of the preceding Due Period and (b) 2.00% per annum.

                    "Business Day" shall mean any day other a Saturday or Sunday or another day on which banking institutions in Dover, Delaware, Charlotte, North Carolina, New York, New York or, for the purpose of determining LIBOR, London, England, are authorized or obligated by law or executive order to be closed and for all other purposes shall have the meaning provided in the Agreement.

                    "Cash Collateral Account" shall have the meaning specified in Section 4.13(a).

                    "Cash Enhancement Surplus" shall mean, as of any date of determination, the lesser of (a) the Enhancement Surplus and (b) the excess of the amount on deposit in the Cash Collateral Account (after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such date) over the Required Cash Collateral Amount.

                    "Class A Accumulation Period" shall mean, unless an Early Amortization Event with respect to Series 1996-1 shall have occurred prior thereto, the period commencing at the close of business on the last day of the May 2002 Due Period, or such later date as shall be determined in accordance with Section 4.17, and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Class A Certificateholders of the Class A Investor Amount or (c) the Stated Series Termination Date.

                    "Class A Additional Interest" shall have the meaning specified in Section 4.3(a).

                    "Class A Available Funds" shall mean, with respect to any Due Period, an amount equal to the sum of
          (a) the Class A Floating Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables allocable to Series 1996-1 in accordance with the Agreement (including net interest and earnings on funds on deposit in the Cash Collateral Account and the Interest Funding Account), (b) if such Due Period relates to a Distribution Date that occurs prior to the Class B Principal Commencement Date, the amount of Principal Funding Investment Proceeds, if any, with respect to such Due Period and (c) the amount, if any, to be withdrawn from the Reserve Account and included in Class A Available Funds pursuant to Section 4.15(d).

                    "Class A Certificate Rate" shall mean, with respect to the Class A Certificates, 0.15% per annum above LIBOR, calculated on the basis of the actual number of days in the related Interest Period and a 360 day year.

                    "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                    "Class A Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

                    "Class A Expected Final Distribution Date" shall mean the June 2003 Distribution Date.

                    "Class A Fixed Percentage" shall mean, with respect to any Due Period during an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Class A Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (ii) the sum of the numerators used to calculate the invested percentages with respect to Principal Receivables for all Series outstanding as of the date on which such determination is being made.

                    "Class A Floating Percentage" shall mean, with respect to any Due Period, the percentage equivalent of a fraction the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Due Period (or the Class A Initial Invested Amount, in the case of the first Due Period applicable to Series 1996-1) and the denominator of which is equal to the greater of (i) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (ii) the sum of the numerators used to calculate the invested percentages with respect to Finance Charge Receivables and the Default Amount for all Series outstanding as of the date on which such determination is being made.

                    "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A
          Certificates, which is $756,000,000.

                    "Class A Interest Shortfall" shall have the meaning specified in Section 4.3(a).

                    "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the Principal Funding Account Balance, minus (c) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (d) the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates, plus (e) the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to Section 4.8(b) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

                    "Class A Investor Amount" shall mean, on any date of determination while the Class A Certificates are outstanding, an amount equal to the sum of the Class A
          Invested Amount and the Principal Funding Account
          Balance.

                    "Class A Investor Charge Off" shall have the meaning specified in Section 4.7(a).

                    "Class A Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Due Period and (ii) the Class A Floating Percentage for such Due Period.

                    "Class A Monthly Interest" shall have the meaning specified in Section 4.3(a).

                    "Class A Monthly Principal" shall have the meaning specified in Section 4.4(a).

                    "Class A Required Amount" shall have the meaning specified in Section 4.5(a).

                    "Class A Servicing Fee" shall have the meaning specified in Section 7 hereof.

                    "Class B Accumulation Period" shall mean, unless an Early Amortization Event with respect to Series 1996-1 shall have occurred prior thereto, the period commencing following the end of the Class A Accumulation Period and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Class B Certificateholders of the Class B Investor Amount or (c) the Stated Series Termination Date.

                    "Class B Additional Interest" shall have the meaning specified in Section 4.3(b).

                    "Class B Available Funds" shall mean, with respect to any Due Period, an amount equal to the sum of
          (a) the Class B Floating Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables allocable to Series 1996-1 in accordance with the Agreement (including net interest and earnings on funds on deposit in the Cash Collateral Account and the Interest Funding Account), (b) if such Due Period relates to a Distribution Date that occurs on or after the Class B Principal Commencement Date, the amount of Principal Funding Investment Proceeds, if any, with respect to such Due Period not required to make payments on or in respect of the Class A Certificates and (c) the amount, if any, to be withdrawn from the Reserve Account and included in Class B Available Funds pursuant to Section 4.15(d).

                    "Class B Certificate Rate" shall mean, with respect to the Class B Certificates, 0.28% per annum above LIBOR, calculated on the basis of the actual number of days in the related Interest Period and a 360 day year.

                    "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                    "Class B Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

                    "Class B Expected Final Distribution Date" shall mean the July 2003 Distribution Date.

                    "Class B Fixed Percentage" shall mean, with respect to any Due Period during an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Class B Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (ii) the sum of the numerators used to calculate the invested percentages with respect to Principal Receivables for all Series outstanding as of the date on which such determination is being made.

                    "Class B Floating Percentage" shall mean, with respect to any Due Period, the percentage equivalent of a fraction the numerator of which is equal to the Class B Invested Amount as of the last day of the immediately preceding Due Period (or the Class B Initial Invested Amount, in the case of the first Due Period applicable to Series 1996-1) and the denominator of which is equal to the greater of (i) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (ii) the sum of the numerators used to calculate the invested percentages with respect to Finance Charge Receivables and the Default Amount for all Series outstanding as of the date on which such determination is being made.

                    "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B
          Certificates, which is $58,500,000.

                    "Class B Interest Shortfall" shall have the meaning specified in Section 4.3(b).

                    "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) after the Class A Invested Amount has been paid in full, the Principal Funding Account Balance minus (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date minus (d) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), plus (g) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to
          Section 4.8(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and
          (f); provided, however, that the Class B Invested Amount may not be reduced below zero.

                    "Class B Investor Amount" shall mean, on any date of determination, an amount equal to the Class B Invested Amount plus, after the Class A Invested Amount has been paid in full, the Principal Funding Account Balance.

                    "Class B Investor Charge Offs" shall have the meaning specified in Section 4.7(b).

                    "Class B Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Due Period and (ii) the Class B Floating Percentage for such Due Period.

                    "Class B Monthly Interest" shall have the meaning specified in Section 4.3(b).

                    "Class B Monthly Principal" shall have the meaning specified in Section 4.4(b).

                    "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Investor Amount is paid in full or, if the Class A Investor Amount is paid in full on the Class A Expected Final Distribution Date and the Early Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Distribution Date.

                    "Class B Required Amount" shall have the meaning specified in Section 4.5(b).

                    "Class B Servicing Fee" shall have the meaning specified in Section 7 hereof.

                    "Class B Subordinated Principal Collections" shall mean, with respect to any Due Period, an amount equal to the product of (i) the Class B Floating Percentage with respect to any Due Period during the Revolving Period or Class B Fixed Percentage with respect to any Due Period during an Amortization Period and (ii) the aggregate amount of Collections of Principal Receivables for such Due Period.

                    "Closing Date" shall mean June 11, 1996.

                    "Collateral Available Funds" shall mean, with respect to any Due Period, an amount equal to the Collateral Floating Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables allocable to Series 1996-1 in accordance with the Agreement (including net interest and earnings on funds on deposit in the Cash Collateral Account and the Interest Funding Account).

                    "Collateral Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Due Period and (ii) the Collateral Floating Percentage for such Due Period.

                    "Collateral Fixed Percentage" shall mean, with respect to any Due Period during an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Collateral Indebtedness Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (ii) the sum of the numerators used to calculate the invested percentages with respect to Principal Receivables for all Series outstanding as of the date on which such determination is being made.

                    "Collateral Floating Percentage" shall mean, with respect to any Due Period, the percentage equivalent of a fraction, the numerator of which is equal to the Collateral Indebtedness Amount as of the last day of the immediately preceding Due Period (or the Collateral Initial Indebtedness Amount, in the case of the first Due Period applicable to Series 1996-1) and the denominator of which is equal to the greater of (i) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (ii) the sum of the numerators used to calculate the invested percentages with respect to Finance Charge Receivables and the Default Amount for all Series outstanding as of the date on which such determination is being made.

                    "Collateral Indebtedness Amount" shall mean, on any date of determination, an amount equal to (a) the Collateral Initial Indebtedness Amount, minus (b) the aggregate amount of principal payments made to the Collateral Indebtedness Holder on or prior to such date pursuant hereto or (without duplication) pursuant to the Loan Agreement, minus (c) the amount of Collateral Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a) and (b), minus (d) an amount equal to the amount by which the Collateral Indebtedness Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), (b) and (c), plus (e) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Collateral Indebtedness Amount may not be reduced below zero.

                    "Collateral Indebtedness Holder" shall mean the entity designated as such in the Loan Agreement.

                    "Collateral Indebtedness Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Indebtedness Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement and, subject to the rights of the Class A Certificateholders and the Class B Certificateholders with respect thereto, funds on deposit in the Cash Collateral Account.

                    "Collateral Initial Indebtedness Amount" shall mean the aggregate initial principal amount of the Collateral Indebtedness Interest, which is $85,500,000.

                    "Collateral Monthly Interest" shall have the meaning specified in Section 4.3(c).

                    "Collateral Monthly Principal" shall have the meaning specified in Section 4.4(c).

                    "Collateral Required Amount" shall have the meaning specified in Section 4.5(c).

                    "Collateral Servicing Fee" shall have the meaning specified in Section 7 hereof.

                    "Collateral Subordinated Principal Collections" shall mean, with respect to any Due Period, an amount equal to the product of (i) the Collateral Floating Percentage with respect to any Due Period during the Revolving Period or the Collateral Fixed Percentage with respect to any Due Period during an Amortization Period and (ii) the aggregate amount of Collections of Principal Receivables for such Due Period.

                    "Controlled Accumulation Amount" shall mean (a) for any Distribution Date with respect to the Class A Accumulation Period, $63,000,000; provided, however, if the Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.17, the Controlled Accumulation Amount with respect to the Class A Certificates shall be equal to (i) the product of (x) the Class A Initial Invested Amount and (y) the Accumulation Period Factor for such Due Period divided by
          (ii) the Required Accumulation Factor Number and (b) for any Distribution Date with respect to the Class B Accumulation Period, $58,500,000.

                    "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Accumulation
          Period, an amount equal to the sum of the Controlled
          Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

                    "Covered Amount" shall mean (a) for any
          Distribution Date with respect to the Class A Accumulation Period or the first Special Distribution Date, if such Special Distribution Date occurs on or prior to the Distribution Date on which the Class A Investor Amount shall be paid in full, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate in effect for the related Interest Period and (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date and (b) for any Distribution Date with respect to the Class B Accumulation Period or the first Special Distribution Date, if such Special Distribution Date occurs after the Distribution Date on which the Class A Investor Amount shall have been paid in full and on or prior to the Distribution Date on which the Class B Investor Interest shall be paid in full, an amount equal to the product of
          (i) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate in effect for the related Interest Period and (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

                    "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the applicable Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Funding Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the applicable Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such subsequent Distribution Date.

                    "Distribution Date" shall mean the 15th day of each month, or, if such day is not a Business Day, the next succeeding Business Day, commencing with July 15, 1996.

                    "Due Period" shall mean each calendar month.

                    "Early Amortization Period" shall mean the period commencing at the close of business on the day on which an Early Amortization Event with respect to Series 1996-1 is deemed to have occurred, and ending on the first to occur of (a) the payment in full of the Class A Invested Amount, the Class B Invested Amount and the Collateral Indebtedness Amount, respectively or (b) the Stated Series Termination Date.

                    "Enhancement Surplus" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the sum of the Collateral Indebtedness Amount and the principal amount on deposit in the Cash Collateral
          Account over (b) the Required Enhancement Amount.

                    "Excess Finance Charge Collections" shall mean, with respect to any Due Period, the aggregate amount for all outstanding Series of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Excess Finance Charge Collections" for such Due Period.

                    "Excess Principal Collections" shall mean, with respect to Series 1996-1, amounts to be treated as such pursuant to Section 4.6(d)(ii) and 4.6(e)(iv) (which amounts shall be available for other Series pursuant to
          Section 4.1(f) of the Agreement).

                    "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to Sections 4.6(a)(iv), 4.6(b)(iii) and 4.6(c)(ii) with respect to such Distribution Date.

                    "Finance Charge Shortfall" shall have the meaning specified in Section 4.11.

                    "Fixed Allocation Percentage" shall mean, with respect to any Due Period during an Amortization Period, the sum of the Class A Fixed Percentage, the Class B Fixed Percentage and the Collateral Fixed Percentage.

                    "Floating Allocation Percentage" shall mean, with respect to any Due Period, the sum of the Class A
          Floating Percentage, the Class B Floating Percentage and the Collateral Floating Percentage.

                    "Initial Invested Amount" shall mean the aggregate initial principal amount of the Series 1996-1
          Certificates, which is $900,000,000.

                    "Interest Funding Account" shall have the meaning specified in Section 4.16(a).

                    "Interest Payment Date" shall mean the 15th day of each September, December, March and June, or, if such day is not a Business Day, the next succeeding Business Day, commencing September 16, 1996, provided that following payment in full of the Class A Certificates or upon the occurrence of an Early Amortization Event, each Distribution Date will be an Interest Payment Date.

                    "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period will be the period from and including the Closing Date through the day preceding the initial Distribution Date.

                    "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Indebtedness Amount, in each case as of such date.

                    "Invested Percentage" shall mean, with respect to any Due Period, (a) when used with respect to Principal Receivables during the Revolving Period, the Floating Allocation Percentage, (b) when used with respect to Principal Receivables during an Amortization Period, the Fixed Allocation Percentage and (c) when used with respect to Finance Charge Receivables and the Default Amount at any time, the Floating Allocation Percentage.

                    "Investor Amount" shall mean, as of any date of determination, an amount equal to the sum of the Class A Investor Amount, the Class B Investor Amount and the Collateral Indebtedness Amount, in each case as of such date.

                    "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Due Period and (b) the Floating Allocation Percentage for such Due Period.

                    "Investor Monthly Servicing Fee" shall have the meaning specified in Section 7 hereof.

                    "LIBOR" shall mean an interest rate per annum determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.12.

                    "LIBOR Determination Date" shall mean June 7, 1996, with respect to the period from the Closing Date through the day preceding the September 1996 Interest Payment Date, and thereafter the second Business Day prior to every third Distribution Date, commencing with the September 1996 Distribution Date.

                    "Loan Agreement" shall mean the agreement among the Transferor, the Servicer, the Trustee and the Collateral Indebtedness Holder, dated as of the date hereof, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                    "Minimum Aggregate Principal Receivables" shall have the meaning specified in Section 3.

                    "Minimum Transferor Interest Percentage" shall have the meaning specified in Section 3.

                    "Monthly Interest" shall mean, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly
          Interest for such Distribution Date.

                    "Net Servicing Fee Percentage" shall mean 1.25% per annum.

                    "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the amount of Collections of Finance Charge Receivables that are allocated to Series 1996-1 with respect to such Due Period (including net interest and earnings on funds on deposit in the Cash Collateral Account and the Interest Funding Account), plus (b) any Excess Finance Charge Collections that are allocated to Series 1996-1 with respect to such Due Period, plus (c) any interest and other investment earnings on funds on deposit in the Principal Funding Account and the Reserve Draw Amount with respect to such Due Period, minus (d) the Investor Default Amount for the Distribution Date with respect to such Due Period, and the denominator of which is the Investor Amount as of the last day of the preceding Due Period.

                    "Principal Funding Account" shall have the meaning specified in Section 4.14(a).

                    "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, of funds on deposit in the Principal Funding Account on such date of determination.

                    "Principal Funding Investment Proceeds" shall have the meaning specified in Section 4.14(b).

                    "Rating Agencies" shall mean Moody's and Standard & Poor's.

                    "Rating Agency Condition" shall mean the notification in writing by each Rating Agency to the Trustee (which notification may be addressed to any of the Transferor, the Servicer or the Trustee) that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Investor Certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

                    "Reallocated Principal Collections" shall mean, with respect to any Due Period, an amount equal to the sum of Class B Subordinated Principal Collections and Collateral Subordinated Principal Collections for such Due Period.

                    "Reference Banks" shall mean the three major banks in the London interbank market selected by the Servicer.

                    "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts (or any lower monthly principal payment rate selected by the Servicer at its option), expressed as a decimal, for the 12 months preceding the date of such calculation.

                    "Required Cash Collateral Amount" shall mean the amount specified as such in the Loan Agreement or such higher amount designated by the Transferor; provided that no such higher amount may be designated by the Transferor if any amounts are due and owing under the Loan Agreement at the time of such designation.

                    "Required Draw Amount" shall have the meaning specified in Section 4.13(c).

                    "Required Enhancement Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of the Invested Amount (after giving effect to all reductions thereof to be made on such Distribution
          Date) and 9.5%, but not less than $27,000,000; provided, however, that (i) if an Early Amortization Event shall have occurred, the Required Enhancement Amount for each Distribution Date thereafter (subject to clause (ii) below) shall equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such Early Amortization Event, (ii) in no event shall the Required Enhancement Amount exceed the sum of the Class A Invested Amount and the Class B Invested Amount on such date and (iii) the Required Enhancement Amount may be reduced without the consent of the Series 1996-1 Certificateholders if the Rating Agency Condition shall have been satisfied and the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event, to occur with respect to Series 1996-1.

                    "Required Reserve Account Amount" shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the Class A Investor Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or (b) any other amount designated by the Transferor; provided, however, that if such designation pursuant to (b) above is of a lesser amount than that calculated pursuant to (a) above, (i) the Rating Agency Condition shall have been satisfied and
          (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event, to occur with respect to Series 1996-1.

                    "Reserve Account" shall have the meaning specified in Section 4.15(a).

                    "Reserve Account Funding Date" shall mean the Distribution Date with respect to the Due Period which commences three months prior to the Accumulation Commencement Due Period, provided that the Reserve Account Funding Date shall be accelerated to (a) the Distribution Date with respect to the Due Period which commences four months prior to the Accumulation Commencement Due Period if the Portfolio Yield minus the Base Rate shall for any Due Period be less than 4%; (b) the Distribution Date with respect to the Due Period which commences six months prior to the Accumulation Commencement Due Period if the Portfolio Yield minus the Base Rate shall for any Due Period be less than 3%; or
          (c) the Distribution Date which commences 12 months prior to the Accumulation Commencement Due Period if the Portfolio Yield minus the Base Rate shall for any Due Period be less than 2%.

                    "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                    "Reserve Draw Amount" shall have the meaning specified in Section 4.15(c).

                    "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Class A Accumulation Period and (b) the close of business on the day preceding the commencement of the Early Amortization Period.

                    "Series 1996-1" shall mean the Series the terms of which are specified in this Series Supplement.

                    "Series 1996-1 Certificate" shall mean a Class A Certificate, a Class B Certificate or the Collateral
          Indebtedness Interest.

                    "Series 1996-1 Certificateholder" shall mean a Class A Certificateholder, a Class B Certificateholder or the Collateral Indebtedness Holder.

                    "Servicer Interchange" shall mean, for any Due Period, the amount of Interchange included as Collections of Finance Charge Receivables allocated to the Series 1996-1 Certificates with respect to such Due Period pursuant to Section 7(b) hereof; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the Invested Amount as of the last day of such Due Period and (ii) 0.75%.

                    "Servicing Base Amount" shall have the meaning specified in Section 7(a) hereof.

                    "Servicing Fee Percentage" shall mean 2.00%.

                    "Special Distribution Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                    "Stated Series Termination Date" shall mean the February 2006 Distribution Date.

                    "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                    "Transfer Date" shall mean the Business Day preceding each Distribution Date.

                    Section 3.  Minimum Transferor Interest
          Percentage and Minimum Aggregate Principal Receivables. The Minimum Transferor Interest Percentage applicable to the Series 1996-1 Certificates shall be 7% (unless (a) the Trustee shall have received an Opinion of Counsel that a lower percentage will not have any material adverse effect on the Federal income tax characterization of any outstanding Series of Investor Certificates and
          (b) the Rating Agency Condition shall be satisfied with respect to such lower percentage). The Minimum Aggregate Principal Receivables with respect to the Series 1996-1 Certificates shall be the sum of (a) the Initial Invested Amount and (b) the initial invested amounts (or other amount specified in the applicable Supplement) of all other Series outstanding on any date of determination.

                    Section 4. Reassignment and Transfer Terms. The Series 1996-1 Certificates may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, subject to the provisions of Section 12.2 of the Agreement.

                    Section 5.   Delivery and Payment for the
          Certificates. The Trustee shall deliver the Series 1996-1 Certificates when authenticated in accordance with
          Section 6.2 of the Agreement (except in the case of the Collateral Indebtedness Interest, which shall be in uncertificated form).

                    Section 6.   Form of Delivery of the Series
          1996-1 Certificates. The Class A Certificates and the Class B Certificates shall be delivered as provided in
          Section 6.11 of the Agreement. The Collateral Indebtedness Interest shall be issued in uncertificated form.

                    Section 7.   Servicing Compensation;
          Interchange. (a) The share of the Monthly Servicing Fee allocable to the Series 1996-1 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth of the product of (x) the Servicing Fee Percentage and (y) the Invested Amount, if any, as of the last day of the Due Period preceding such Distribution Date (the amount calculated pursuant to this clause (y) is referred to as the "Servicing Base Amount"); provided, however, with respect to the first Distribution Date, the Investor Monthly Servicing Fee shall be equal to $1,700,000. On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Investor Monthly Servicing Fee with respect to such Due Period. If such Servicer Interchange is insufficient to reach the limit specified in the proviso to the definition of "Servicer Interchange," a portion of the Investor Monthly Servicing Fee with respect to such Due Period equal to such insufficiency will not be paid. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (x) the Net Servicing Fee Percentage and
          (y) the Class A Invested Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $892,500. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (x) the Net Servicing Fee Percentage and
          (y) the Class B Invested Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $69,062.50. The share of the Investor Monthly Servicing Fee allocable to the Collateral Indebtedness Holder (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Collateral Servicing Fee") shall be equal to one-twelfth of the product of (x) the Net Servicing Fee Percentage and (y) the Collateral Invested Amount; provided, however, that with respect to the first Distribution Date, the Collateral Servicing Fee shall be equal to $100,937.50. The Class A Servicing Fee, the Class B Servicing Fee and the Collateral Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or the Certificateholders of other Series (as provided in the Agreement and the Supplements relating to such other Series) or from Servicer Interchange and in no event shall the Trust, the Trustee or the Series 1996-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or the Certificateholders of any other Series or from Servicer Interchange.

                         (b) Interchange.  On or prior to each
          Determination Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables allocable to the Series 1996-1 Certificates (including Interchange to be applied as Servicer Interchange) with respect to the preceding Due Period. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Series 1996-1 Certificates with respect to the preceding Due Period. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Series 1996-1 Certificateholders in Interchange and the proceeds of Interchange, as set forth in this subsection 7(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a Series other than Series 1996-1, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Certificates of any such Series (except as otherwise specified in any such Supplement) and the Series 1996-1 Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

                    Section 8. Article IV of the Agreement. Any provisions of Article IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1996-1 Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 1996-1 shall read in its entirety as follows:

                                  ARTICLE IV

                Rights of Series 1996-1 Certificateholders and
                  Allocation and Application of Collections

                    Section 4.2 Collections and Allocations. The Servicer shall apply, or shall instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 1996-1 Certificates as described in this Article IV. For so long as NationsBank of Delaware, N.A. or an Affiliate thereof shall be the Servicer hereunder and a Servicer Default shall not have occurred and be continuing, the Servicer may make any deposits into the Collection Account with respect to Series 1996-1 on any date net of amounts payable with respect to Series 1996-1 as of such date to the Transferor or the Servicer from amounts on deposit in the Collection Account.

                    Section 4.3  Determination of Monthly Interest.
          (a) The amount of monthly interest ("Class A Monthly Interest") with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate for the related Interest Period and
          (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date; provided, however, that with respect to the first Distribution Date, the outstanding principal amount of the Class A Certificates will be determined as of the Closing Date.

                         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate for the related Interest Period plus 2.00% per annum and (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to Class A Certificateholders) shall be deposited in the Interest Funding Account with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is deposited in the Interest Funding Account. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                         (b)  The amount of monthly interest
          ("Class B Monthly Interest") with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate for the related Interest Period and (ii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date; provided, however, that with respect to the first Distribution Date, the outstanding principal amount of the Class B Certificates will be determined as of the Closing Date.

                         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate for the related Interest Period plus 2.00% per annum and (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to Class B Certificateholders) shall be deposited in the Interest Funding Account with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is deposited in the Interest Funding Account. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                         (c)  The amount of monthly interest
          ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Indebtedness Interest on any Distribution Date shall be equal to the amount of interest (including any overdue interest and any interest on overdue interest) payable in respect of the Collateral Indebtedness Interest pursuant to the Loan Agreement.

                    Section 4.4  Determination of Monthly
          Principal.     (a)  The amount of monthly principal
          ("Class A Monthly Principal") distributable or available for deposit into the Principal Funding Account from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the Distribution Date in the month following the month in which the Amortization Period begins, shall be equal to the least of (x) the Fixed Allocation Percentage of Collections of Principal Receivables with respect to the preceding Due Period plus the amount of any Excess Principal Collections with respect to other Series that are allocated to Series 1996-1 in accordance with the Agreement minus the amount of Reallocated Principal Collections applied pursuant to Section 4.9 on such Distribution Date, (y) for each Distribution Date with respect to the Class A Accumulation Period prior to the Class A Expected Final Distribution Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class A Invested Amount with respect to such Distribution Date.

                         (b)  The amount of monthly principal
          ("Class B Monthly Principal") distributable or available for deposit into the Principal Funding Account from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Fixed Allocation Percentage of Collections of Principal Receivables with respect to the preceding Due Period plus the amount of any Excess Principal Collections with respect to other Series that are allocated to Series 1996-1 in accordance with the Agreement minus the amount of Reallocated Principal Collections applied pursuant to Section 4.9 on such Distribution Date minus the portion of such amounts applied to Class A Monthly Principal on such Distribution Date, (y) for each Distribution Date with respect to the Class B Accumulation Period prior to the Class B Expected Final Distribution Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class B Invested Amount with respect to such Distribution Date.

                         (c)  The amount, if any, of monthly
          principal ("Collateral Monthly Principal") distributable hereunder with respect to the Collateral Indebtedness
          Interest on the applicable Distribution Dates referred to below shall be equal to:

                              (i)  on any Distribution Date
               prior to the payment in full of the Class B
               Investor Amount, either (A) during the
               Revolving Period, the Enhancement Surplus, or any lesser amount (including zero) as the Transferor shall determine, at its option and in its sole discretion, or (B) during the Accumulation Period, subject to the limitations specified in the Loan Agreement, an amount up to the Enhancement Surplus; provided, however, the amount determined pursuant to either clause
               (A) or (B) shall not exceed the Fixed
               Allocation Percentage (or, during the Revolving Period, the Floating Allocation Percentage) of Collections of Principal Receivables with respect to the preceding Due Period plus the amount of any Excess Principal Collections with respect to other Series that are allocated to Series 1996-1 in accordance with the Agreement minus the amount of Reallocated Principal Collections applied pursuant to Section 4.9 on such Distribution Date minus the portion of such amounts applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date; and

                              (ii)  beginning with the
               Distribution Date on which the Class B Investor Amount is paid in full, the Fixed Allocation Percentage of Collections of Principal Receivables with respect to the preceding Due Period plus the amount of any Excess Principal Collections with respect to other Series that are allocated to Series 1996-1 in accordance with the Agreement minus the amount of Reallocated Principal Collections applied pursuant to Section 4.9 on such Distribution Date minus the portion of such amounts applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date;

          provided, however, that Collateral Monthly Principal shall not exceed the Collateral Indebtedness Amount with respect to any Distribution Date.

                    Section 4.5    Required Amount.  (a) On each
          Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which
          (a) the sum of (i) Class A Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not deposited in the Interest Funding Account for the benefit of the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for the following Distribution Date and any Class A Additional Interest previously due but not deposited in the Interest Funding Account for the benefit of Class A Certificateholders on a prior Distribution Date, (iv) the Class A Investor Default Amount, if any, for such Distribution Date and
          (v) the Class A Servicing Fee for the related Distribution Date and the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds (b) Class A Available Funds with respect to the preceding Due Period. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period, all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date in an amount equal to such excess shall be applied to fund the Class A Required Amount. In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread, the Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period and the Available Cash Collateral Amount with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to such Due Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(a).

                         (b)  On each Determination Date, the
          Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not deposited in the Interest Funding Account for the benefit of the Class B Certificateholders on a prior Distribution Date,
          (iii) any Class B Additional Interest for the following Distribution Date and any Class B Additional Interest previously due but not deposited in the Interest Funding Account for the benefit of the Class B Certificateholders on a prior Distribution Date and (iv) the Class B Servicing Fee for the related Distribution Date and the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Class B Available Funds with respect to the preceding Due Period and (y) the amount, if any, by which the Class B Investor Default Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(d). In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-1 (other than Excess Spread and Excess Finance Charge Collections applied to fund the Class A Required Amount with respect to such Distribution Date) with respect to the related Due Period shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(c) and (d). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period and not used to fund the Class A Required Amount, all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date (other than that portion of the Available Cash Collateral Amount applied to fund the Class A Required Amount with respect to such Distribution Date) in an amount equal to such excess shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the portion of the Excess Spread and the Excess Finance Charge Collections allocated to Series 1996-1 with respect to the related Due Period not used to fund the Class A Required Amount and the portion of the Available Cash Collateral Amount with respect to such Distribution Date not used to fund the Class A Required Amount, all or a portion of the Reallocated Principal Collections with respect to such Due Period (other than the portion of the Reallocated Principal Collections applied to fund the Class A Required Amount and other than Class B Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(b).

                         (c)  On each Determination Date, the
          Servicer shall determine the amount (the "Collateral Required Amount"), if any, equal to the sum of (x) the amount, if any, by which the Collateral Servicing Fee for the related Distribution Date and the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Collateral Available Funds with respect to the preceding Due Period and (y) the amount, if any, by which Collateral Monthly Interest and the Collateral Default Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.8(g) and 4.8(h). In the event that the Collateral Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Collateral Required Amount on the date of computation and all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date (other than the portion of the Available Cash Collateral Amount applied to fund the Class A Required Amount or the Class B Required Amount with respect to such Distribution Date), up to the amount permitted by Section 4.13(c), shall be applied to fund the Collateral Required Amount.

                    Section 4.6 Application of Class A Available Funds, Class B Available Funds, Collateral Available Funds and Collections of Principal Receivables. The Servicer shall apply or shall instruct the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds and Collections of Principal Receivables allocable to Series 1996-1 on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

                         (a)  On each Distribution Date, Class A
          Available Funds with respect to such Distribution Date shall be applied in the following priority:

                              (i)  an amount equal to Class A
               Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited in the Interest Funding Account for the benefit of the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited in the Interest Funding Account for the benefit of the Class A Certificateholders on a prior Distribution Date, shall be deposited in the Interest Funding Account for distribution on each Interest Payment Date to the Class A Certificateholders;

                              (ii)  an amount equal to the
               Class A Servicing Fee for such Distribution
               Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                              (iii)  an amount equal to the
               Class A Investor Default Amount for such
               Distribution Date shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-1 for such Distribution Date; and

                              (iv)  the balance, if any, shall
               constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                         (b)  On each Distribution Date, Class B
          Available Funds with respect to such Distribution Date shall be applied in the following priority:

                              (i)  an amount equal to Class B
               Monthly Interest for such Distribution Date plus the amount of any Class B Monthly Interest previously due but not deposited in the Interest Funding Account for the benefit of the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not deposited in the Interest Funding Account for the benefit of the Class B Certificateholders on a prior Distribution Date, shall be deposited in the Interest Funding Account for distribution on each Interest Payment Date to the Class B Certificateholders;

                              (ii)  an amount equal to the
               Class B Servicing Fee for such Distribution
               Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                              (iii)  the balance, if any,
               shall constitute Excess Spread and shall be allocated and distributed as set forth in
               Section 4.8.

                         (c)  On each Distribution Date, Collateral
          Available Funds with respect to such Distribution Date shall be applied in the following priority:

                              (i)  an amount equal to the
               Collateral Servicing Fee for such Distribution
               Date, plus the amount of any Collateral
               Servicing Fee previously due but not
               distributed to the Servicer on a prior
               Distribution Date, shall be distributed to the Servicer; and

                              (ii)  the balance, if any, shall
               constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                         (d)  On each Distribution Date with
          respect to the Revolving Period, an amount equal to the Collections of Principal Receivables allocable to Series 1996-1 for the related Due Period (after giving effect to any reallocation thereof pursuant to Section 4.9) shall be applied in the following priority:

                              (i)  an amount equal to
               Collateral Monthly Principal for such
               Distribution Date shall be applied in
               accordance with the Loan Agreement; and

                              (ii)  the balance, if any, shall
               be treated as "Excess Principal Collections" to be applied in accordance with Section 4.1(e) of the Agreement.

                         (e)  On each Distribution Date following
          the commencement of an Amortization Period, an amount equal to the Collections of Principal Receivables allocable to Series 1996-1 for the related Due Period (after giving effect to any reallocation thereof pursuant to Section 4.9) plus the amount of any Excess Principal Collections allocable to Series 1996-1 shall be applied in the following priority:

                              (i)  an amount equal to Class A
               Monthly Principal for such Distribution Date shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to Class A Certificateholders on the earlier to occur of the Class A Expected Final Distribution Date or the first Special Distribution Date and, during an Early Amortization Period, be distributed to the Paying Agent for payment to the Class A Certificateholders;

                              (ii)  an amount equal to Class B
               Monthly Principal for such Distribution Date shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to Class B Certificateholders on the earlier to occur of the Class B Expected Final Distribution Date or the first Special Distribution Date and, during an Early Amortization Period, be distributed to the Paying Agent for payment to the Class B Certificateholders;

                              (iii)  an amount equal to
               Collateral Monthly Principal for such
               Distribution Date shall be applied in
               accordance with the Loan Agreement; and

                              (iv)  the balance, if any, shall
               be treated as "Excess Principal Collections" to be applied in accordance with Section 4.1(e) of the Agreement.

                    Section 4.7    Defaulted Amounts; Investor
          Charge Offs. (a)    On each Determination Date, the
          Servicer shall calculate the Class A Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-1 with respect to such Distribution Date, (y) the Available Cash Collateral Amount with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections available pursuant to Section 4.9(a) with respect to the preceding Due Period, then the Collateral Indebtedness Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class A Investor Default Amount for such Distribution Date over the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections in each case used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Indebtedness Amount to be a negative number, the Collateral Indebtedness Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Indebtedness Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (a "Class A Investor Charge Off"); provided, however, that the Class A Invested Amount shall not be reduced below zero. Class A Investor Charge Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 allocated and available for that purpose pursuant to Section 4.8(b).

                         (b)  On each Determination Date, the
          Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-1 with respect to such Distribution Date which are not used to fund the Class A Required Amount and Class A Investor Charge Offs on the related Distribution Date, (y) the portion, if any, of the Available Cash Collateral Amount which is remaining after applying the Available Cash Collateral Amount to fund any amounts payable pursuant to Section 4.7(a) with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.9(b), then the Collateral Indebtedness Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a)) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections in each case used to fund the Class B Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Indebtedness Amount to be a negative number, the Collateral Indebtedness Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Indebtedness Amount would have been reduced below zero (a "Class B Investor Charge Off"); provided, however, that the Class B Invested Amount shall not be reduced below zero. Any such reduction of the Class B Invested Amount shall be given effect prior to any reduction of the Class B Invested Amount pursuant to Section 4.7(a). Class B Investor Charge Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 allocated and available for that purpose pursuant to Section 4.8(e).

                         (c)  On each Determination Date, the
          Servicer shall calculate the Collateral Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Collateral Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-1 with respect to such Distribution Date which are not used to fund the Class A Required Amount, Class A Investor Charge Offs, the Class B Required Amount and amounts applied pursuant to Section 4.8(e) on the related Distribution Date and
          (y) the portion, if any, of the Available Cash Collateral Amount which is remaining after applying the Available Cash Collateral Account to fund any amounts payable pursuant to Sections 4.7(a) and (b) and which is permitted to be applied pursuant to Section 4.13(c) with respect to such Distribution Date, then the Collateral Indebtedness Amount shall be reduced by the amount of such excess, but not by more than the excess of the Collateral Default Amount for such Distribution Date over the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 for such Distribution Date pursuant to Section 4.8(h); provided, however, that the Collateral Indebtedness Amount shall not be reduced below zero. Any such reduction of the Collateral Indebtedness Amount shall be given effect prior to any reduction of the Collateral Indebtedness Amount pursuant to Sections 4.7(a) and (b). The Collateral Indebtedness Amount shall be subject to increase, to the extent of previously unreimbursed reductions pursuant to this Section 4.7, on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 allocated and available pursuant to Section 4.8(i).

                    Section 4.8    Excess Spread; Excess Finance
          Charge Collections. The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period, to make the following distributions in the following priority:

                         (a)  an amount equal to the Class A
          Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

                         (b)  an amount equal to the aggregate
          amount of Class A Investor Charge Offs which have not been previously reimbursed shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-1 for such Distribution Date;

                         (c)  an amount up to the Class B Required
          Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii), in that order of priority;

                         (d)  an amount equal to any remaining
          portion of the Class B Required Amount for such Distribution Date shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-1 for such Distribution Date;

                         (e)  an amount equal to the aggregate
          amount by which the Class B Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-1 for such Distribution Date;

                         (f)  an amount up to the Collateral
          Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Section 4.6(c)(i);

                         (g)  an amount equal to Collateral Monthly
          Interest for such Distribution Date shall be applied in accordance with the Loan Agreement;

                         (h)  an amount equal to the Collateral
          Default Amount for such Distribution Date shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-1 for such Distribution Date;

                         (i)  an amount equal to the aggregate
          amount by which the Collateral Indebtedness Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Collateral Indebtedness Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-1 for such Distribution Date;

                         (j)  an amount up to the excess, if any,
          of the Required Cash Collateral Amount over the Available Cash Collateral Amount (without giving effect to any deposit made on such date hereunder) shall be deposited into the Cash Collateral Account;

                         (k)  an amount equal to the aggregate of
          any other amounts then due to the Collateral Indebtedness Holder pursuant to the Loan Agreement shall be applied in accordance with the Loan Agreement;

                         (l)  an amount equal to the excess, if
          any, of the Required Reserve Account Amount over the amount on deposit in the Reserve Account shall be deposited into the Reserve Account; and

                         (m)  the balance, if any, shall be treated
          as "Excess Finance Charge Collections" with respect to Series 1996-1 for such Distribution Date and will be available for allocation to other Series or to the Transferor.

                    Section 4.9    Reallocated Principal
          Collections. The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Reallocated Principal Collections (applying all Collateral Subordinated Principal Collections prior to applying any Class B Subordinated Principal Collections, and applying no Class B Subordinated Principal Collections with respect to the Class B Required Amount pursuant to clause (b) below) with respect to such Distribution Date, to make the following distributions in the following priority:

                         (a)  an amount equal to the excess, if
          any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the sum of
          (x) the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period and (y) the Available Cash Collateral Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and
          (iii), in that order of priority; and

                         (b)  an amount equal to the excess, if
          any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the sum of
          (x) the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period available in respect of the Class B Required Amount pursuant to Section 4.8(c) and (d) on such Distribution Date and (y) the amount withdrawn from the Cash Collateral Account in respect of the Class B Required Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii) and
          Section 4.8(d), in that order of priority.

                    Section 4.10 Excess Principal Collections. Subject to Section 4.1(f) of the Agreement, Excess Principal Collections for any Distribution Date will be allocated to Series 1996-1 in an amount equal to the product of (x) the aggregate amount of Excess Principal Collections with respect to all Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1996-1 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series. The "Principal Shortfall" for Series 1996-1 will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Accumulation Period (but only on or prior to the Class B Expected Final Distribution Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of the sum of the Class A Fixed Percentage, the Class B Fixed Percentage and the Collateral Fixed Percentage of Collections of Principal Receivables for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections) and (c) for any Distribution Date following the commencement of the Early Amortization Period and for each Distribution Date with respect to the Accumulation Period after the Class B Expected Final Distribution Date, the excess, if any, of the Invested Amount over the sum of the Class A Fixed Percentage, the Class B Fixed Percentage and the Collateral Fixed Percentage of Collections of Principal Receivables for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

                    Section 4.11  Excess Finance Charge
          Collections. Excess Finance Charge Collections for any Distribution Date will be allocated to Series 1996-1 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all Series for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1996-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series. The "Finance Charge Shortfall" for Series 1996-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid pursuant to Sections 4.6(a), 4.6(b), 4.6(c), 4.8(a)-(j) and 4.8(l) on such
          Distribution Date over (b) the Floating Allocation Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables allocable to Series 1996-1 in accordance with the Agreement (including interest and earnings on funds on deposit in the Cash Collateral Account and the Interest Funding Account) with respect to the related Due Period.

                    Section 4.12  Determination of LIBOR.
          (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR based on the rate for deposits in United States dollars for a three-month period which appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date.

                         (b)  If such rate does not appear on
          Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 a.m. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a three-month period. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                         (c)  If, on the LIBOR Determination Date,
          such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks for a three-month period.

                         (d)  The Class A Certificate Rate and the
          Class B Certificate Rate applicable to the then current period and the immediately preceding Interest Period shall be made available by the Trustee to any Series 1996-1 Certificateholder by telephoning at (212) 815-5737.

                    Section 4.13  Cash Collateral Account.
          (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1996-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-1 Certificateholders. The Cash Collateral Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-1 Certificateholders. If, at any time, the institution holding the Cash Collateral Account ceases to be an Eligible Institution, or the Trustee or the Servicer shall otherwise determine that it is no longer desirable that such institution continue to hold the Cash Collateral Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Cash Collateral Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Cash Collateral Account in the amounts and at the times set forth in this Agreement and the Loan Agreement. All withdrawals from the Cash Collateral Account shall be made in the priority set forth below. The interest of the Collateral Indebtedness Holder in the Cash Collateral Account shall be subordinated to the interests of the Class A Certificateholders and the Class B Certificateholders as provided herein and in the Loan Agreement. The Collateral Indebtedness Holder shall not be entitled to reimbursement from the Trust Property for any withdrawals from the Cash Collateral Account except as specifically provided in this Agreement and the Loan Agreement.

                         (b)  Funds on deposit in the Cash
          Collateral Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Cash Collateral Account on any Distribution Date, after giving effect to any withdrawals from the Cash Collateral Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the 1996-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Distribution Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1996-1 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. On each Distribution Date, all interest and earnings (net of losses and investment expenses) received during the preceding Due Period on funds on deposit in the Cash Collateral Account shall be deposited into the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 1996-1. For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, such net interest and earnings shall be deemed not to be available or on deposit.

                         (c)  On each Determination Date, the
          Servicer shall calculate the amount (the "Required Draw Amount") by which the amounts specified in clauses (a) through (f) of Section 4.8 with respect to the related Distribution Date exceed the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-1 with respect to the related Due Period available to pay such specified amounts. In the event that for any Distribution Date the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Draw Amount on the related Determination Date. On the Distribution Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to clauses (a) through (f) of Section 4.8 (in the order of priority set forth in Section 4.8).

                         (d)  In the event that the Cash
          Enhancement Surplus is greater than zero (after giving effect to all deposits and withdrawals from the Cash Collateral Account with respect to such Distribution
          Date) on any Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have been reduced to zero, an amount equal to such Cash Enhancement Surplus shall be applied in accordance with the Loan Agreement.

                         (e)  In the event that the Cash
          Enhancement Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and apply an amount equal to such Cash Enhancement Surplus in accordance with the Loan Agreement.

                    Section 4.14 Principal Funding Account. (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1996-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-1 Certificateholders. The Principal Funding Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-1 Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be an Eligible Institution, or the Trustee or the Servicer shall otherwise determine that it is no longer desirable that such institution continue to hold the Principal Funding Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Principal Funding Account. Pursuant to the authority granted to the Servicer in Section 3.1(b) of this Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer s or the Trustee s duties hereunder.

                         (b)  Funds on deposit in the Principal
          Funding Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1996-1 Certificateholders; provided, however, that on each Distribution Date all interest and earnings (net of losses and investment expenses) ("Principal Funding Investment Proceeds") received during the preceding Due Period on funds on deposit therein shall be applied as set forth in Section 4.14(c) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the 1996-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity.

                         (c)  On each Distribution Date with
          respect to the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of (x) until the payment in full of the Class A Investor Amount, Class A Available Funds and (y) thereafter, Class B Available Funds, in each case for such Distribution Date.

                         (d)  Principal Funding Investment Proceeds
          shall not be included in the Principal Funding Account
          Balance.

                    Section 4.15  Reserve Account.  (a)  The
          Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1996-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-1 Certificateholders. The Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-1 Certificateholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, or the Trustee or the Servicer shall otherwise determine that it is no longer desirable that such institution continue to hold the Reserve Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.8(l).

                         (b)  Funds on deposit in the Reserve
          Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain for the benefit of the Series 1996-1 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the Series 1996-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) received during the preceding Due Period on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount) and the balance, if any, shall be deposited in the Collection Account and treated as a portion of (x) until the payment in full of the Class A Investor Amount, Class A Available Funds and
          (y) thereafter, Class B Available Funds, in each case for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, such net interest and earnings shall be deemed not to be available or on deposit.

                         (c)  On the Determination Date preceding
          each Distribution Date with respect to the Accumulation Period (prior to the Class B Expected Final Payment Date) and the first Special Distribution Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Distribution Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Distribution Date.

                         (d)  In the event that for any
          Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in (i) until the payment in full of the Class A Investor Amount, Class A Available Funds and (ii) thereafter, Class B Available Funds, in each case for such Distribution Date.

                         (e)  In the event that the Reserve Account
          Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement an amount equal to such Reserve Account Surplus.

                         (f)  Upon the earliest to occur of (i) the
          termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Investor Amount and Class B Investor Amount have been paid in full, (iii) if the Accumulation Period has not commenced, the occurrence of an Early Amortization Event with respect to Series 1996-1 and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the Class B Expected Final Distribution Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1996-1 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement all amounts, if any, on deposit in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Agreement.

                    Section 4.16  Interest Funding Account.  (a)
          The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1996-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-1 Certificateholders. The Interest Funding Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and in all proceeds thereof. The Interest Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-1 Certificateholders. If, at any time, the institution holding the Interest Funding Account ceases to be an Eligible Institution, or the Trustee or the Servicer shall otherwise determine that it is no longer desirable that such institution continue to hold the Interest Funding Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Interest Funding Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Interest Funding Account. Pursuant to the authority granted to the Servicer in Section 3.1(b) of this Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Interest Funding Account for the purposes of carrying out the Servicer s or the Trustee s duties hereunder.

                         (b)  Funds on deposit in the Interest
          Funding Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1996-1 Certificateholders; provided, however, that on each Distribution Date all interest and earnings (net of losses and investment expenses) ("Interest Funding Investment Proceeds") received during the preceding Due Period on funds on deposit therein shall be applied as set forth in Section 4.16(c) below. Funds on deposit in the Interest Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the 1996-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity.

                         (c)  On each Distribution Date, the
          Servicer shall direct the Trustee to withdraw from the Interest Funding Account and deposit into the Collection Account all interest and earnings (net of losses and investment expenses) then on deposit in the Interest Funding Account and such net interest and earnings shall be applied as Collections of Finance Charge Receivables allocated to Series 1996-1 for such Distribution Date.

                    Section 4.17  Postponement of Accumulation
          Period. The Accumulation Period is scheduled to commence at the close of business on the last day of the May 2002 Due Period; provided, however, that, if the Accumulation Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of the month that is the number of whole months prior to the Class A Expected Final Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Due Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date, until the Accumulation Period begins, the Servicer shall determine the "Accumulation Period Length," which shall equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not be determined to be less than one month.

                    Section 9.  Article V of the Agreement.
          Article V of the Agreement shall read in its entirety as follows and shall be applicable to the Series 1996-1
          Certificates:

                                  ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO
                              CERTIFICATEHOLDERS

                    Section 5.1  Distributions.  (a)  On each
          Interest Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section
          12.2 of the Agreement respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Series Supplement.

                         (b)  On the Class A Expected Final
          Distribution Date and each Distribution Date with respect to the Early Amortization Period, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Series Supplement.

                         (c)  On each Interest Payment Date, the
          Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Series Supplement.

                         (d)  On the Class B Expected Final
          Distribution Date and each Distribution Date with respect to the Early Amortization Period, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class B pursuant to this Series Supplement.

                         (e)  On each Distribution Date, the Paying
          Agent shall distribute to the Collateral Indebtedness Holder amounts that are available on such Distribution Date to pay interest, principal and other amounts payable to the Collateral Indebtedness Holder pursuant to this Series Supplement.

                         (f)  Except as provided in Section 12.2 of
          the Agreement with respect to a final distribution and
          Section 5.3, distributions to Series 1996-1
          Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Series 1996-1 Certificate or the making of any notation thereon; provided, however, that with respect to such Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                    Section 5.2  Statements to Series 1996-1
          Certificateholders. On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1996-1 Certificateholder a statement substantially in the form of Exhibit B prepared by the Servicer setting forth certain information relating to the Trust and the Series 1996-1 Certificates.

                    On or before January 31 of each calendar year, beginning with calendar year 1997, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder of Series 1996-1, a statement prepared by the Servicer containing the information which is required to be contained in the statement to the Certificateholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                    Section 5.3  Distributions to Collateral
          Indebtedness Holder. Notwithstanding the foregoing provisions of this Article, amounts payable to the Collateral Indebtedness Holder pursuant to this Series Supplement shall be distributed in the manner provided for in the Loan Agreement.

                              [END OF ARTICLE V]

                    Section 10. Early Amortization Events. If any one of the events specified in Section 9.1 of the Agreement or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 1996-1 Certificates:

                                   (i)  failure on the part of
               the Transferor (a) to make any payment or deposit on the date required under the Agreement or this Series Supplement, as applicable (or within the applicable grace period which will not exceed five Business
               Days), (b) duly to observe or perform in any material respect the covenant of the Transferor not to sell, pledge, assign or transfer to any person, or grant any unpermitted lien on, any Receivable, or (c) duly to observe or perform in any material respect any other covenants or agreements of the Transferor in the Agreement, which in the case of subclause (c) hereof, continues unremedied for a period of 60 days after written notice to the Transferor, and continues to affect materially and adversely the interests of the Series 1996-1 Certificateholders for such period; provided, however, that an Early Amortization Event described in clause (b) or (c) shall not be deemed to occur if the Transferor has accepted the reassignment of the related Receivable within 60 days after receipt of written notice by the Transferor (or such longer period as the Trustee may specify not to exceed an additional 60 days) of such Early Amortization Event in accordance with the provisions of the Agreement;

                                   (ii)  any representation or
               warranty made by the Transferor in the
               Agreement or this Series Supplement or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice to the Transferor and as a result of which the interests of the Series 1996-1 Certificateholders are materially and adversely affected and which continues to materially and adversely affect the interests of the Series 1996-1 Certificateholders for such period; provided, however, that an Early Amortization Event described in this clause (ii) shall not be deemed to occur if the Transferor has accepted the reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify not to exceed an additional 60 days);

                                   (iii)  a failure by the
               Transferor to transfer Receivables from
               Additional Accounts to the Trust within five
               Business Days after the day on which it is required to transfer such Receivables pursuant to Section 2.6 of the Agreement;

                                   (iv)  any Servicer Default
               occurs which would have a material adverse effect on the Series 1996-1 Certificateholders;

                                   (v)  the average Portfolio
               Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period; or

                                   (vi)  the Class A Invested
               Amount shall not be paid in full on the Class A Expected Final Distribution Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Distribution Date;

          then, in the case of any event described in clause (i),
          (ii), or (iv) an Early Amortization Event will be deemed to have occurred with respect to the Series 1996-1 Certificates only if, after any applicable grace period described in the clauses, either the Trustee or Certificateholders of such Series evidencing undivided interests aggregating more than 50% of the Invested Amount of such Series, by written notice to the Transferor and the Servicer (and to the Trustee, if given by such Certificateholders) declare that an Early Amortization Event has occurred as of the date of such notice, and, in the case of any event described in
          Section 9.1 of the Agreement an Early Amortization Event with respect to all Series, and in the case of any event described in clause (iii), (v) or (vi) an Early Amortization Event with respect to only the Series 1996-1 Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event.

                    Section 11.  Global Offering of Class A
          Certificates and Class B Certificates. The Class A Certificates and Class B Certificates may be held by Series 1996-1 Certificateholders through The Depository Trust Company in the United States or CEDEL or the Euroclear System in Europe. Application will be made by the Transferor to list the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange.

                    In addition to the Paying Agent listed in
          Section 6.6 of the Agreement, with respect to the Series 1996-1 Certificates the following co-Paying Agent is also appointed: Kredietbank S.A. Luxembourgeoise, 43 Boulevard Royal, Luxembourg City, Luxembourg ("Kredietbank"). Kredietbank shall also serve as co-Transfer Agent and co-Registrar, so long as the Class A Certificates or the Class B Certificates are outstanding. Kredietbank shall also serve as listing agent for the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange (the "Listing Agent").

                    The Trustee will publish or will cause to be published (at the expense of the Servicer) following each Distribution Date in a daily newspaper in Luxembourg (which initially shall be the Luxembourg Wort) a notice to the effect that the information required to be sent to the Class A Certificateholders and the Class B Certificateholders pursuant to Section 5.2 hereof will be available for review at the main office of Kredietbank in Luxembourg City, Luxembourg.

                    The Trustee will cause the Class A Certificate Rate and the Class B Certificate Rate as well as the amount of the Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange as soon as possible after its determination but in no event later than the first day of such Interest Period.

                    Notices to the Class A Certificateholders and the Class B Certificateholders pursuant to the Agreement will be given by publication in a daily newspaper in Luxembourg (which initially shall be the Luxembourg
          Wort). In the event that Definitive Certificates are issued, notices to the Class A Certificateholders and the Class B Certificateholders will also be given by mail to the addresses of such holders as they appear in the Certificate Register.

                    Section 12. Ratification of Master Pooling and Servicing Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument; provided, however, that pursuant to Section 9.2(a) of the Agreement, the Trustee shall sell the portion of the Receivables allocable to Series 1996-1 unless instructed not to sell, dispose of or otherwise liquidate the Receivables by holders of interests aggregating more than 50% of each Class of each Series (including a majority in interest in each collateral indebtedness interest), each holder of an interest in the Transferor Interest other than the Transferor and any other Person specified in a Supplement.

                    Section 13.  Counterparts.  This Series
          Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                    Section 14.  Governing Law.  THIS SERIES
          SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF ITS TRUSTS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    Section 15. Determination of Material Adverse Effect. Any determination of material adverse effect on Investor Certificateholders under the Agreement or this Series Supplement shall be made without regard to whether funds are then available in the Cash Collateral Account (including, without limitation, any determination of whether a representation or warranty made therein is correct or whether the Transferor or the Servicer has duly performed a covenant contained therein or herein).

                    Section 16.  Subordination of Certain
          Termination Payments. Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 1996-1 Certificates shall be payable first to the Class A Certificates until paid in full, then to the Class B Certificates until paid in full and then to the Collateral Indebtedness Interest until paid in full.


                    IN WITNESS WHEREOF, the Transferor, the
          Servicer and the Trustee have caused this Series
          Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      NATIONSBANK OF DELAWARE, N.A.,
                                        as Transferor and Servicer

                                      By:/s/George W. Major
                                      Name:  George W. Major
                                      Title: Senior Vice President

                                      THE BANK OF NEW YORK,
                                      as Trustee and Paying Agent

                                      By:/s/Joseph G. Ernst
                                      Name:  Joseph G. Ernst
                                      Title: Asst. Vice President




                                                           EXHIBIT A-1

          REGISTERED                                      $__________*

          No. A-                                   CUSIP No. 638586AG2

                    Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                      NATIONSBANK CREDIT CARD MASTER TRUST

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 1996-1

                    Class A Expected Final Distribution Date:
                         The June 2003 Distribution Date

          Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving credit card accounts of

                          NATIONSBANK OF DELAWARE, N.A.

               (Not an interest in or obligation of Nationsbank of
                     Delaware N.A. or any affiliate thereof)

          This certifies that       (the "Class A Certificateholder")
          is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of December 1, 1993 (as amended and supplemented from time to time, the "Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of June 11, 1996 (as amended and supplemented from time to time, the "Series Supplement"), among NationsBank of Delaware, N.A., a national banking association, as Transferor and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies which are from time to time deposited in the Collection Account and any other accounts maintained for the benefit of Investor Certificateholders, (iii) the benefit of funds on deposit in the Cash Collateral Account, if any, and (iv) all other assets and interests constituting the Trust Property.


          * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


          The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                    This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                    It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A Certificateholder (and each Certificate Owner of a Class A Certificate), by the acceptance of this Class A Certificate (or its interest therein), is deemed to agree to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Transferor (except to the extent that different treatment is explicitly required under state or local tax statutes).

                    Interest will accrue on the Class A Certificates from the Closing Date through the day preceding the September 1996 Interest Payment Date, and with respect to each Interest Period thereafter, based on the actual number of days in the related Interest Period and a year of 360 days, at a rate equal to 0.15% per annum above LIBOR as determined in accordance with the Series Supplement. Interest on the Class A Certificates will be distributed quarterly on the 15th day of each September, December, March and June, or, if such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"), commencing with September 16, 1996, provided that following payment in full of the Class A Certificates or upon the occurrence of an Early Amortization Event, each Distribution Date will be an Interest Payment Date.

                    In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount (plus the principal amount on deposit in the Principal Funding Account available to the Class A Certificateholders pursuant to the Series Supplement), which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Distribution Date is the June 2003 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement.

                    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                    IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                                        NATIONSBANK OF DELAWARE, N.A.

                                        By:
                                            Name:
                                            Title:

          Dated:       ,



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.

          THE BANK OF NEW YORK,
          as Trustee,

          By:
                Authorized Officer

          or

          By:
               as Authenticating Agent
               for the Trustee,

          By:
                Authorized Officer


                      NATIONSBANK CREDIT CARD MASTER TRUST

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 1996-1

                         Summary of Terms and Conditions

                    The Receivables consist generally of Principal Receivables and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled NationsBank Credit Card Master Trust, Series 1996-1 Certificates (the "Series 1996-1 Certificates"), and one of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $756,000,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the principal amount on deposit in the Principal Funding Account, minus (c) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (d) the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates plus
          (e) the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to the Series Supplement prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero. In addition, classes of the Series 1996-1 Certificates entitled Class B Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class B Certificates") and Collateral Indebtedness Interest, Series 1996-1 (the "Collateral Indebtedness Interest") will be issued pursuant to the Agreement and the Series Supplement. The Exchangeable Transferor Certificate has been issued to NationsBank of Delaware, N.A. pursuant to the Agreement, which represents the Transferor Interest.

                    Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

                    On each Interest Payment Date, the Class A
          Expected Final Distribution Date and each Distribution Date with respect to the Early Amortization Period, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account, the Principal Funding Account and the Interest Funding Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered (or published) by the Trustee in accordance with the Agreement and the Series Supplement.

                    On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount of the Series 1996-1 Certificates of $900,000,000, the Series 1996-1 Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Invested Amount of the Series 1996-1 Certificates plus accrued but unpaid interest thereon.

                    Subject to certain conditions in the Agreement, if the Invested Amount of the Series 1996-1 Certificates is greater than zero on the February 2006 Distribution Date (the "Stated Series Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-1 Certificates pursuant to the Agreement, and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

                    This Class A Certificate does not represent an obligation of, or an interest in, the Transferor, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

                    This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                    The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to or change any of the provisions of the Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules.

                    The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, which Opinion of Counsel may rely solely on the rating confirmation referred to in clause (iii) below (or 100% of the class of Certificateholders so affected have consented),
          (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause any outstanding Series to fail to qualify as debt for Federal income tax purposes, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation characterization of any outstanding Series of Investor Certificates or the Federal income taxation of any Investor Certificateholder or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided, further that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

                    The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of each related Investor Certificateholder. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of the applicable Series.

                    The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                    As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                    The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                    THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF ITS TRUSTS UNDER THE AGREEMENT AND THE SERIES SUPPLEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                                   ASSIGNMENT

          Social Security or other identifying number of assignee


               FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                    (name and address of assignee)

          the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

          Dated:                                                     *

                                             Signature Guaranteed:





          (*)  NOTE:     The signature to this assignment must
          correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.



                                                           EXHIBIT A-2

          REGISTERED                                      $__________*

          No. B-                                   CUSIP No. 638586AH0

                    Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                      NATIONSBANK CREDIT CARD MASTER TRUST

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 1996-1

                    Class B Expected Final Distribution Date:
                         The July 2003 Distribution Date

          Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving credit card accounts of

                          NATIONSBANK OF DELAWARE, N.A.

              (Not an interest in or obligation of NationsBank of
                     Delaware, N.A.or any affiliate thereof)

          This certifies that       (the "Class B Certificateholder")
          is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of December 1, 1993 (as amended and supplemented from time to time, the "Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of June 11, 1996 (as amended and supplemented from time to time, the "Series Supplement"), among NationsBank of Delaware, N.A., a national banking association, as Transferor and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies which are from time to time deposited in the Collection Account and any other accounts maintained for the benefit of Investor Certificateholders, (iii) the benefit of funds on deposit in the Cash Collateral Account, if any, and (iv) all other assets and interests constituting the Trust Property.


          * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


          The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                    This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                    It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class B Certificateholder (and each Certificate Owner of a Class B Certificate), by the acceptance of this Class B Certificate (or its interest therein), is deemed to agree to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Transferor (except to the extent that different treatment is explicitly required under state or local tax statutes).

                    Interest will accrue on the Class B Certificates from the Closing Date through the day preceding the September 1996 Interest Payment Date, and with respect to each Interest Period thereafter, based on the actual number of days in the related Interest Period and a year of 360 days, at a rate equal to 0.28% per annum above LIBOR as determined in accordance with the Series Supplement. Interest on the Class B Certificates will be distributed quarterly on the 15th day of each September, December, March and June, or, if such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"), commencing with September 16, 1996, provided that following payment in full of the Class A Certificates or upon the occurrence of an Early Amortization Event, each Distribution Date will be an Interest Payment Date.

                    In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount (plus the principal amount on deposit in the Principal Funding Account available to the Class B Certificateholders pursuant to the Series Supplement after the Class A Certificates have been paid in full), which may be less than the unpaid principal balance of the Class B


          Certificates. The Class B Expected Final Distribution Date is the July 2003 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Certificates have been paid in full.

                    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                    IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.

                                        NATIONSBANK OF DELAWARE, N.A.

                                        By:
                                            Name:
                                            Title:

          Dated:       ,



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.

          THE BANK OF NEW YORK,
          as Trustee,

          By: ______________________
               Authorized Officer

          or

          By:
               as Authenticating Agent
               for the Trustee,

          By: ________________________
               Authorized Officer


                      NATIONSBANK CREDIT CARD MASTER TRUST

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 1996-1

                         Summary of Terms and Conditions

                    The Receivables consist generally of Principal Receivables and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled NationsBank Credit Card Master Trust, Series 1996-1 Certificates (the "Series 1996-1 Certificates"), and one of a class thereof entitled Class B Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $58,500,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) after the Class A Invested Amount has been paid in full, the Principal Funding Account Balance, minus (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (d) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Class B Subordinated Principal Collections allocated to certain shortfalls in respect of the Class A Certificates on all prior Distribution Dates pursuant to the Series Supplement (excluding any Class B Subordinated Principal Collections that have resulted in a reduction in the Collateral Indebtedness Amount pursuant to the Series Supplement), minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates in respect of the Class A Investor Default Amount pursuant to Section 4.7(a) of the Series Supplement, plus
          (g) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f); provided, however, that the Class B Invested Amount may not be reduced below zero. In addition, classes of the Series 1996-1 Certificates entitled Class A Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class A Certificates") and Collateral Indebtedness Interest, Series 1996-1 (the "Collateral Indebtedness Interest") will be issued pursuant to the Agreement and the Series Supplement. Also, an Exchangeable Transferor Certificate has been issued to NationsBank of Delaware, N.A. pursuant to the Agreement which represents the Transferor Interest.

                    Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

                    On each Interest Payment Date, the Class B
          Expected Final Distribution Date and each Distribution Date with respect to the Early Amortization Period, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account, the Principal Funding Account and the Interest Funding Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate), except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered (or published) by the Trustee in accordance with the Agreement and the Series Supplement.

                    On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount of the Series 1996-1 Certificates of $900,000,000, the Series 1996-1 Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Invested Amount of the Series 1996-1 Certificates plus accrued but unpaid interest thereon.

                    Subject to certain conditions in the Agreement, if the Invested Amount of the Series 1996-1 Certificates is greater than zero on the February 2006 Distribution Date (the "Stated Series Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-1 Certificates pursuant to the Agreement, and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

                    This Class B Certificate does not represent an obligation of, or an interest in, the Transferor, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

                    This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts) and is subordinated to the Class A Certificates, all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                    The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to or change any of the provisions of the Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules.

                    The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, which Opinion of Counsel may rely solely on the rating confirmation referred to in clause (iii) below (or 100% of the class of Certificateholders so affected have consented),
          (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause any outstanding Series to fail to qualify as debt for Federal income tax purposes, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation characterization of any outstanding Series of Investor Certificates or the Federal income taxation of any Investor Certificateholder or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided, further that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

                    The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of each related Investor Certificateholder. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of the applicable Series.

                    The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                    As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                    The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                    THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF ITS TRUSTS UNDER THE AGREEMENT AND THE SERIES SUPPLEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                   ASSIGNMENT

          Social Security or other identifying number of assignee


               FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                    (name and address of assignee)

          the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

          Dated:                                                     *

                                             Signature Guaranteed:





          (*)  NOTE:     The signature to this assignment must
          correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.